SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2013 (October 2, 2012)

PAZOO, Inc.
(Exact name of Registrant as specified in charter)

Nevada	333-178037	27-3984713
(State or other	(Commission file	(I.R.S. Employer
jurisdiction of incorporation)	number)	Identification Number)

15A Saddle Road
Cedar Knolls, New Jersey  07927
 (Address of Principal Executive Offices)

_________________________________
(Prior Address if Changed From Last Report)

(973) 455-0970
 (Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sale of Equity Securities.

Common Stock:

On October 18, 2012, Integrated Capital Partners, Inc. (“ICPI”) converted 170,000 shares of Series A Convertible Preferred Stock into 1,700,000 shares of Common Stock pursuant to, and in accordance with, an Investment Agreement dated January 3, 2011 (See, Exhibit 99.01 of the Company’s Form S-1 filed with the Securities and Exchange Commission on November 18, 2011).

On January 28, 2013, Integrated Capital Partners, Inc. (“ICPI”) converted 300,000 shares of Series A Convertible Preferred Stock into 3,000,000 shares of Common Stock pursuant to, and in accordance with, the January 3, 2011 Investment.

Item 7.01  Regulation FD Disclosure.

On October 2, 2012 the Company announced in a press release (Pazoo, Inc. provides Corporate Update and Explains Business Model) that it has made significant strides in the rebuilding of its website which will be so much more than an e-commerce site. A copy of the press release is attached hereto as Exhibit 99.01. On October 4, 2012 the Company announced in a press release (Pazoo Acquires New Jersey Based DMC Athletics & Rehabilitation, Inc. A Collection of Quickly Expanding and Profitable Physical Therapy & Personal Training Wellness Centers) that it signed a binding letter of intent to acquire DMC Athletics & Rehabilitation, Inc. in exchange for a $1.5M Promissory Note. It was disclosed that DMC posted approximately $1,400,000 in revenue in 2011, on which it made approximately $185,000 in profit. A copy of the press release is attached hereto as Exhibit 99.02. On October 11, 2012 the Company announced in a press release (Pazoo, Inc. Gets Rave Reviews From Private Practice Summit in Las Vegas) that David Cunic, Pazoo’s CEO, captivated the audience discussing trends in the industry and the Pazoo platform. A copy of the press release is attached hereto as Exhibit 99.03. On October 16, 2012 the Company announced in a press release (Pazoo.com Increases Experts to its People/Pet Wellness Panel of Experts) that it had added eight new experts, in various disciplines, as Pazoo experts. A copy of the press release is attached hereto as Exhibit 99.04. On October 18, 2012 the Company announced in a press release (DMC Athletics & Rehabilitation, inc. Shows More Than a 43% Increase in Physical Therapy Treatments from 3rd Quarter 2011 to 3rd Quarter 2012) that while it was continuing its due diligence on the DMC acquisition, DMC reported a quarter over quarter increase of 43%. A copy of the press release is attached hereto as Exhibit 99.05. On October 25, 2012 the Company announced in a press release (Pazoo’s Plan to Expand into Germany Moves Forward) that Pazoo CEO was traveling in Germany to meet with the health and wellness community and that it was the intent for the release of a German langue Pazoo site. A copy of the press release is attached hereto as Exhibit 99.06. On November 12, 2012 the Company announced in a press release (Pazoo, Inc. Signs Letter of Intent with Celebrity Trainer, Dean Tornabene) that Pazoo signed a letter of intent to partner with celebrity trainer Dean Tornabene, former Mr. American and champion power lifter and trainer to the stars. A copy of the press release is attached hereto as Exhibit 99.07. On November 29, 2012 the Company announced in a press release (Pazoo Signs Contract with iBuild Media LLC – Begins Building New health and Wellness Social Community Web Site) its entering into a contract with iBuild Media to greatly enhance the Pazoo site making it the go to social media spot for health and wellness. A copy of the press release is attached hereto as Exhibit 99.08. On December 11, 2012 the Company announced in a press release (Pazoo CEO Interviewed on “The Stock Radio”) that its CEO was being interviewed on The Stock Radio, a small-cap research and investment commentary on small-cap companies that may otherwise fly under the Wall Street radar. A copy of the press release is attached hereto as Exhibit 99.09. On December 13, 2012 the Company announced in a press release (Pazoo, Inc. Announces the Introduction of a New Pazoo IR Application to Improve Shareholder Communications) that an App was available in the iTunes Store so that investors could get real time information on company news and investor relations issues. A copy of the press release is attached hereto as Exhibit 99.10. On December 20, 2012 the Company announced in a press release (Pazoo Moves Forward on Direct Response for Max Line Products; Allows LOI with Dean Tornabene to Expire) That it was unable to finalize a deal with Dean Tornabene, but on a more positive note announced significant progress in its direct response program for its Max line of products. A copy of the press release is attached hereto as Exhibit 99.11. On January 15, 2013 the Company announced in a press release (Pazoo Set to Release First Pet Max Product: OxyMax H2O) that it was set to release OyxMax H20 for sale in Pet Life stores through New England. A copy of the press release is attached hereto as Exhibit 99.12. On January 17, 2013 the Company announced in a press release (Pazoo Signs Contract With Better Business Network: Increases Online Capabilities Along with iBuild Media, LLC) that it aligned itself with iBuild Media and the Better Business Network who have major corporate and media partners such as Coca Cola, GMC, Pepsi, Fox New and Elite Daily. A copy of the press release is attached hereto as Exhibit 99.13. On January 18, 2013 the Company announced in a press release (Pazoo, Inc. CEO, David Cunic, Participating in Romp to Stop Charity Event) that CEO, David Cunic, was to participate in a snowshoe walk/race to help fight breast cancer by raising money for the Susan G. Koman Foundation. A copy of the press release is attached hereto as Exhibit 99.14. On January 23, 2013 the Company announced in a press release (Pazoo, Inc, Set to Release First Max Line Product: Max Plus Multivitamin Powered by Vita Cell) that it was launching the release of Max Plus Multivitamin, a 12 in 1 Daily Vitamins and Minerals with Stem Cell nutrition support. A copy of the press release is attached hereto as Exhibit 99.15. On January 31, 2013 the Company announced in a press release (Pazoo, inc. Set to Release The Next Max Line Product: Vita Cell Stem Cell Nutrition Concentrate) that the second in the Max Line of products, Vita Cell, was scheduled to be released for sale in Nutrition Zone stores throughout New Jersey. A copy of the press release is attached hereto as Exhibit 99.16. On February 6, 2013 the Company announced in a press release (Pazoo, Inc. Extends Letter of Intent with DMC Athletics and Rehabilitation) that due to the effects of Hurricane Sandy, the letter of intent to acquire DMC Athletics & Rehabilitation was extended through June 30, 2013. A copy of the press release is attached hereto as Exhibit 99.17.

The information in this Form 8-K being furnished under this Item 7.01 and Exhibit 99.01 through 99.17 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

a.	Exhibits.
	99.01	Press Release dated October 2, 2012.
	99.02	Press Release dated October 4, 2012.
	99.03	Press Release dated October 11, 2012.
	99.04	Press Release dated October 16, 2012.
	99.05	Press Release dated October 18, 2012.
	99.06	Press Release dated October 25, 2012.
	99.07	Press Release dated November 12, 2012.
	99.08	Press Release dated November 29, 2012.
	99.09	Press Release dated December 11, 2012.
	99.10	Press Release dated December 13, 2012.
	99.11	Press Release dated December 20, 2012.
	99.12	Press Release dated January 15, 2013.
	99.13	Press Release dated January 17, 2013.
	99.14	Press Release dated January 18, 2013.
	99.15	Press Release dated January 23, 2013.
	99.16	Press Release dated January 31, 2013.
	99.17	Press Release dated February 6, 2013.

Signatures

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pazoo, Inc. (Registrant)

Dated: February 14, 2013	By:	/s/ David M. Cunic
David M. Cunic/ CEO